EXHIBIT 99.6

                    UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                             FOR CIROND CORPORATION






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                  Unaudited Pro Forma Combined Financial Information for

                  CIROND CORPORATION (FORMERLY EXMAILIT.COM)

                  and subsidiaries





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CIROND CORPORATION (FORMERLY EXMAILIT.COM)

And subsidiaries


Unaudited pro forma combined consolidated financial information

The following unaudited pro forma combined consolidated financial information gives effect to the acquisition of Cirond Networks, Inc. ("CNI") by Cirond Corporation ("Cirond") on November 25, 2003. Under the terms of an Amended Share Exchange Agreement, the shareholder of CNI obtained control of Cirond through the exchange of shares. For accounting purposes, the acquisition of CNI has been accounted for in this unaudited pro forma combined consolidated financial information using the purchase method as a recapitalization of CNI with the net monetary assets of Cirond.

Under recapitalization accounting, CNI is considered to have issued shares for consideration equal to the net monetary assets of Cirond with the results of Cirond operations included in the combined financial information from the date of recapitalization on November 25, 2003.

The unaudited pro forma consolidated balance sheet as at September 30, 2003 gives effect to the transaction as if it occurred on September 30, 2003. The Cirond and CNI balance sheet information was derived from their unaudited September 30, 2003 balance sheets. The unaudited pro forma combined consolidated statement of loss gives pro forma effect as if the transaction was consummated as of January 1, 2002. The Cirond and CNI statement of loss information for the year ended December 31, 2002 was derived from their audited statements of loss for the year then ended. The Cirond and CNI statement of loss for the nine months ended September 30, 2003 was derived from their unaudited statements of loss for the period then ended.

The unaudited pro forma combined consolidated financial information has been prepared by management and is not necessarily indicative of the combined results of operations in future periods or the results that actually would have been realized had Cirond and CNI been a combined company during the specified periods. The pro forma combined consolidated statement of loss does not include any material non-recurring charges or credits directly attributable to the transaction. The unaudited pro forma combined consolidated financial information, including the notes thereto, should be read in conjunction with, the historical financial statements of Cirond included in its December 31, 2002 Form 10-KSB and September 30, 2003 Form 10-QSB filed with the Securities and Exchange Commission and the historical financial statements of CNI attached to this amended Form 8-K.



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CIROND CORPORATION (FORMERLY EXMAILIT.COM)
Unaudited Pro Forma Combined Consolidated Balance Sheet

September 30, 2003

(Expressed in United States dollars)

=================================================================================================================
                                                            Historical                      Pro Forma
                                                    Cirond              CNI       Adjustments         Combined
-----------------------------------------------------------------------------------------------------------------
                                                                                     (note 2)

ASSETS

Current assets:
   Cash                                     $        6,705     $       1,882    $    375,000 (d)   $     383,587
   Amounts receivable                                  -               8,446             -                 8,446
   Prepaid expenses and deposits                       -              11,964             -                11,964
   --------------------------------------------------------------------------------------------------------------
                                                     6,705            22,292         375,000             403,997

Property, plant and equipment                        6,925            50,213          (6,925)(b)          50,213

Website development                                    -              13,476             -                13,476

-----------------------------------------------------------------------------------------------------------------
                                            $       13,630     $      85,981    $    368,075       $     467,686
=================================================================================================================

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities:
   Accounts payable and accrued
     liabilities                            $        1,194     $     154,590    $        -         $     155,784
   Loans payable                                    75,000               -               -                75,000
   Consulting fees payable                             -              80,000             -                80,000
   Deferred revenue                                    -               3,228             -                 3,228
   Advances from related parties                       -             495,000        (495,000)(c)             -
   Due to stockholder                                  -             171,576             -               171,576
   --------------------------------------------------------------------------------------------------------------
                                                    76,194           904,394        (495,000)            485,588

Stockholders' deficiency:
   Capital stock                                     4,000             1,474           2,261 (a)          34,900
                                                                                      (4,000)(b)
                                                                                         990 (c)
                                                                                         750 (d)
                                                                                      29,425 (e)

   Additional paid-in capital                       49,000           298,898         (49,000)(b)       1,137,733
                                                                                     494,010 (c)
                                                                                     374,250 (d)
                                                                                     (29,425)(e)

   Currency translation adjustment                   3,426               -            (3,426)(b)             -

   Deficit accumulated during the
     development stage                            (118,990)       (1,118,785)        (71,750)(a)      (1,190,535)
                                                                                     118,990 (b)
   --------------------------------------------------------------------------------------------------------------
                                                   (62,564)         (818,413)        863,075             (17,902)

-----------------------------------------------------------------------------------------------------------------
                                            $       13,630     $      85,981    $    368,075       $     467,686
=================================================================================================================

See accompanying notes to financial information.


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CIROND CORPORATION (FORMERLY EXMAILIT.COM)
Unaudited Pro Forma Combined Consolidated Statement of Loss

Year ended December 31, 2002

(Expressed in United States dollars)

=================================================================================================================
                                                         Historical                        Pro Forma
                                                    Cirond              CNI       Adjustments         Combined
-----------------------------------------------------------------------------------------------------------------

Expenses
   Advertising and promotion              $          -         $      42,603     $        -        $      42,603
   Amortization                                    2,785               6,877              -                9,662
   Consulting fees                                   -               224,068              -              224,068
   Foreign currency loss                             674               3,506              -                4,180
   Interest                                          166                 111              -                  277
   Office and administrative                       2,489               7,715              -               10,204
   Professional fees                              24,064              47,915              -               71,979
   Rent                                              -                 5,709              -                5,709
   Salaries and benefits                             -               135,729              -              135,729
   Travel                                            -                24,063              -               24,063
   --------------------------------------------------------------------------------------------------------------
                                                  30,178             498,296              -              528,474

-----------------------------------------------------------------------------------------------------------------
Loss before interest income                      (30,178)           (498,296)             -             (528,474)

Interest income                                      -                   262              -                  262

-----------------------------------------------------------------------------------------------------------------
Loss                                      $      (30,178)      $    (498,034)    $        -        $    (528,212)
=================================================================================================================

Weighted average number of shares
   outstanding, basic and diluted              4,000,000                                              35,210,000

Loss per share (note 3)                   $        (0.01)      $                                   $       (0.02)
=================================================================================================================

See accompanying notes to financial information.


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CIROND CORPORATION (FORMERLY EXMAILIT.COM)
Unaudited Pro Forma Combined Consolidated Statement of Loss

Nine months ended September 30, 2003

(Expressed in United States dollars)

===============================================================================================================
                                                           Historical                      Pro Forma
                                                    Cirond              CNI       Adjustments         Combined
---------------------------------------------------------------------------------------------------------------

Revenue:
   Sales                                    $         -       $       7,315              -       $       7,315

Expenses:
   Advertising and promotion                          -              36,232              -              36,232
   Amortization                                     1,078             8,358              -               9,436
   Consulting fees                                    -             241,679              -             241,679
   Foreign currency gain                              (10)           (6,237)             -              (6,247)
   Interest                                           222               812              -               1,034
   Office and administrative                          584            15,251              -              15,835
   Professional fees                               12,473            28,234              -              40,707
   Rent                                               -              26,116              -              26,116
   Salaries and benefits                              -             212,476              -             212,476
   Travel                                             -              59,684              -              59,684
   ------------------------------------------------------------------------------------------------------------
                                                   14,347           622,605              -             636,952

---------------------------------------------------------------------------------------------------------------
Loss before interest income                       (14,347)         (615,290)             -            (629,637)

Interest income                                       -                   5              -                   5

---------------------------------------------------------------------------------------------------------------
Loss                                        $     (14,347)    $    (615,285)    $        -       $    (629,632)
===============================================================================================================

Weighted average number of shares
   outstanding, basic and diluted               4,000,000                                           35,210,000

Loss per share (note 3)                     $       (0.00)                                       $       (0.02)
===============================================================================================================

See accompanying notes to financial information.



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CIROND CORPORATION (FORMERLY EXMAILIT.COM)
Notes to Unaudited Pro Forma Combined Consolidated Financial Information

(Expressed in United States dollars)

================================================================================

1.   BASIS OF PRESENTATION:

     This pro forma combined financial information has been prepared in accordance with accounting principles generally accepted in the United States of America.

     On November 25, 2003, Cirond issued 17,000,000 shares of its common stock to CNI's stockholder for all of the issued and outstanding common stock of CNI. Immediately prior to issuing the 17,000,000 shares of its common stock, Cirond completed a 16 for 1 forward stock split followed by a cancellation of 47,840,000 common shares. As a result of the forward stock split and subsequent cancellation, Cirond had 16,160,000 common shares outstanding prior to the share exchange with CNI's stockholder. In conjunction with the share exchange, Cirond issued an additional 1,300,000 shares of its common stock in exchange for $650,000 of non-interest bearing advances from related parties of CNI, and 750,000 shares of its common stock for cash proceeds of $375,000. At November 25, 2003, Cirond was a shell company without substantial operations. As the former shareholder of CNI obtained control of Cirond through this share exchange, this transaction has been accounted for as a recapitalization transaction.

     Under recapitalization accounting, CNI is considered to have issued common shares for consideration equal to the net monetary assets of Cirond with the results of Cirond operations being included in the consolidated financial statements from the date of recapitalization on November 25, 2003.

2.   PRO FORMA ADJUSTMENTS:

     a) To reflect the 16,160,000 common shares held by Cirond stockholders prior to the recapitalization of CNI and the 17,000,000 common shares issued to CNI stockholders for consideration equal to the net monetary assets of Cirond.

     b) To eliminate Cirond's stockholders' equity upon consolidation and recognize the fair value of property, plant and equipment held by Cirond at the acquisition date.

     c) To reflect the issuance of 990,000 common shares of Cirond upon conversion of $495,000 of non-interest bearing advances from related parties outstanding at September 30, 2003. Further advances, aggregating $155,000, were received from the related parties subsequent to September 30, 2003 and were converted into 310,000 common shares of Cirond.

     d) To reflect the issuance of 750,000 common shares of Cirond for cash proceeds of $375,000.

     e) To reallocate capital stock and additional paid-in capital to reflect the par value of Cirond's common stock.



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CIROND CORPORATION (FORMERLY EXMAILIT.COM)
Notes to Unaudited Pro Forma Combined Consolidated Financial Information

(Expressed in United States dollars)

================================================================================

3.   PRO FORMA LOSS PER SHARE:

     The unaudited pro forma combined loss per share is based upon the weighted average number of outstanding shares of common stock of Cirond during the periods presented, plus the number of shares issued to consummate the acquisition of CNI as if the acquisition occurred on January 1, 2002, as follows:

     ======================================================================================
                                                           Year ended        9 months ended
                                                    December 31, 2002    September 30, 2003
     --------------------------------------------------------------------------------------

     Weighted average number of common shares
       of Cirond, basic and diluted                         4,000,000             4,000,000

     16 for 1 forward stock split and subsequent
       cancellation of 47,840,000 common shares            12,160,000            12,160,000

     Common shares issued in exchange for all of
       the issued and outstanding common stock of
       CNI                                                 17,000,000            17,000,000

     Common shares issued in exchange for
       $650,000 of advances from related parties
       of CNI                                               1,300,000             1,300,000

     Common shares issued for cash proceeds of
       $375,000                                               750,000               750,000

     --------------------------------------------------------------------------------------
     Pro forma weighted average number of common
       shares, basic and diluted                           35,210,000            35,210,000
     ======================================================================================